Exhibit 32.1

Hercules Incorporated

SECTION 1350 CERTIFICATION

In connection with the quarterly report of Hercules Incorporated (the “Company”) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig A. Rogerson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig A. Rogerson
Craig A. Rogerson
President and Chief Executive Officer
October 27, 2008